UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

EUREKA FINANCIAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	000-54238 (Commission File Number)	26-3671639 (IRS Employer Identification No.)

3455 Forbes Avenue, Pittsburgh, Pennsylvania 15213
(Address of principal executive offices) (Zip Code)

(412) 681-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

(a)           As previously disclosed, on June 1, 2011, Eureka Financial Corp. (the “Company”) dismissed ParenteBeard LLC, which had previously served as independent auditors for the Company.  The Company provided ParenteBeard with a copy of the disclosures in its Form 8-K filed on June 7, 2011 and requested that ParenteBeard furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in Item 4.01 of the Form 8-K.  This amendment is being filed to include a copy of that letter, which is filed as Exhibit 16.0 to this Form 8-K/A.

Item 9.01   Financial Statements and Other Exhibits.

(d)	Exhibits

Number	Description

Exhibit 16.0	Letter of Concurrence from ParenteBeard LLC Regarding Change in Certifying Accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 9, 2011	By:	/s/ Edward F. Seserko
Edward F. Seserko
President and Chief Executive Officer